Rule 424(b)(3)
333-8876

EXHIBIT A TO DEPOSIT
AGREEMENT

EFFECTIVE JULY 2, 2003, THE
PAR VALUE OF THE COMPANY
HAS
CHANGED FROM EUR 6 TO EUR
1.25



AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents one
deposited Share)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF
THE NOMINAL VALUE OF FRANCS
40 EACH OF
ALSTOM
(ORGANIZED UNDER THE LAWS
OF THE REPUBLIC OF FRANCE)


The Bank of New York, as
depositary (hereinafter
called the "Depositary"),
hereby certifies
that___________
___________________________
_________________, or
registered assigns IS THE
OWNER OF
___________________________
__


AMERICAN DEPOSITARY SHARES

representing deposited
ordinary shares, nominal
value 40 francs per share
(herein called "Shares"),
of ALSTOM, a societe
anonyme organized under the
laws of The Republic of
France (herein called the
"Company").  At the date
hereof, each American
Depositary Share represents
one Share deposited or
subject to deposit under
the Deposit Agreement
(hereinafter defined) at
the Paris, France office of
Banque Paribas (herein
called the "Custodian").
The Depositarys Corporate
Trust Office is located at
a different address than
its principal executive
office. Its Corporate Trust
Office is located at 101
Barclay Street, New York,
N.Y. 10286, and its
principal executive office
is located at 48 Wall
Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286




            1.	THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one
of an issue (herein called
"Receipts"), all issued and
to be issued upon the terms
and conditions set forth in
the deposit agreement,
dated as of June 25, 1998,
as it may be amended from
time to time (the "Deposit
Agreement"), by and among
the Company, the Depositary
and all Owners and
Beneficial Owners from time
to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees
to become a party thereto
and becomes bound by all
the terms and provisions
thereof and hereof.  The
Deposit Agreement sets
forth the rights and
obligations of Owners and
Beneficial Owners of
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of or
in lieu of such Shares and
held thereunder (such
Shares, securities,
property and cash are
herein called the
"Deposited Securities").
Copies of the Deposit
Agreement are on file at
the Depositarys Corporate
Trust Office in New York
City and at the office of
the Custodian.

            The statements
made on the face and
reverse of this Receipt are
summaries of certain
provisions of the Deposit
Agreement and are qualified
by and subject to the
detailed provisions
thereof, to which reference
is hereby made.
Capitalized terms defined
in the Deposit Agreement
and not defined herein
shall have the meanings set
forth in the Deposit
Agreement.

            2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.



            Upon surrender at
the Corporate Trust Office
of the Depositary of this
Receipt and upon payment of
the fee of the Depositary
provided in this Receipt
and subject to the terms
and conditions of the
Deposit Agreement, the
Companys statuts and the
Deposited Securities, the
Owner hereof is entitled to
the transfer of the
Deposited Securities to an
account in the name of such
Owner or such name as shall
be designated by such Owner
maintained by the Company
or its agent for
registration and transfer
of Shares in the case of
Shares in registered form,
or maintained by an
accredited financial
intermediary in the case of
Shares in bearer form, of
the amount of Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Such delivery will be made
at the option of the Owner
hereof, either at the
office of the Custodian or
at the Corporate Trust
Office of the Depositary,
provided that the
forwarding of certificates
for Shares or other
Deposited Securities for
such delivery at the Cor-
porate Trust Office of the
Depositary shall be at the
risk and expense of the
Owner hereof.

            3.	TRANSFER,
SPLIT-UPS AND COMBINATIONS
OF 			RECEIPTS.

            The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof, in person or by a
duly authorized attorney,
upon surrender, of this
Receipt properly endorsed
for transfer or accompanied
by proper instruments of
transfer and funds
sufficient to pay any
applicable transfer taxes
and expenses of the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish
for such purpose.  This
Receipt may be split into
other such Receipts, or may
be combined with other such
Receipts into one Receipt,
evidencing the same
aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer,
split-up, combination, or
surrender of any Receipt,
the delivery of any
distribution thereon or the
withdrawal of any Deposited
Securities, the Depositary,
the Custodian, or the
Registrar may require
payment from the depositor
of the Shares or the
presentor of the Receipt of
a sum sufficient to
reimburse it for any tax or
other governmental charge
and any stock transfer or
registration fee with
respect thereto (including
any such tax or charge and
fee with respect to Shares
being deposited or
withdrawn) and payment of
any applicable fees as
provided in this Receipt,
may require the production
of proof satisfactory to it
as to the identity and
genuineness of any signa-
ture and may also require
compliance with any regula-
tions the Depositary may
establish consistent with
the provisions of the
Deposit Agreement or this
Receipt, including, without
limitation, this Article 3.



            The delivery of
Receipts against deposit of
Shares generally, or
against deposit of
particular Shares may be
suspended or the transfer
of Receipts in particular
instances may be refused,
or the registration of
transfer of outstanding
Receipts generally may be
suspended, during any
period when the transfer
books of the Depositary are
closed, or if any such
action is deemed necessary
or advisable by the
Depositary or the Company
at any time or from time to
time because of any
requirement of law or of
any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt,
or for any other reason,
subject to the provisions
of the following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to
(i) temporary delays caused
by closing the transfer
books of the Depositary or
the Company or the deposit
of Shares in connection
with voting at a
shareholders' meeting or
the payment of dividends,
(ii) the payment of fees,
taxes and similar charges
and (iii) compliance with
any U.S. or foreign laws or
governmental regulations
relating to the Receipts or
the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the
Deposit Agreement any
Shares or rights required
to be registered under the
provisions of the United
States Securities Act of
1933, as amended, unless a
registration statement is
in effect as to such
Shares.  The Depositary
will comply with written
instructions from the
Company requesting that the
Depositary not accept for
deposit hereunder any
Shares or rights identified
in such instructions in
order to facilitate the
Companys compliance with
U.S. and state securities
laws or the laws of the
Republic of France.

            4.	LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR
TAXES.



            If any tax or
other governmental charge
shall become payable by the
Custodian or the Depositary
with respect to any Receipt
or any Deposited Securities
represented hereby, such
tax or other governmental
charge shall be payable by
the Owner or Beneficial
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any
dividends or other
distributions, or may sell
for the account of the
Owner or Beneficial Owner
hereof any part or all of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, and may
apply such dividends or
other distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner or Beneficial
Owner hereof shall remain
liable for any deficiency.

            5.	WARRANTIES
ON DEPOSIT OF SHARES.

            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such
Shares are validly issued,
fully paid, non-assessable
and free of any preemptive
rights of holders of
outstanding Shares and that
the person making such
deposit is duly authorized
so to do.  Every such
person shall also be deemed
to represent that such
Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive
the deposit of Shares and
issuance of Receipts
therefor.

            6.	FILING
PROOFS, CERTIFICATES, AND
OTHER
	INFORMATION.

            Any person
presenting Shares for
deposit or any Owner or
Beneficial Owner may be
required from time to time
to file with the Depositary
or the Custodian such proof
of citizenship or
residence, exchange control
approval, or such
information relating to the
registration on the books
of the Company or the
Foreign Registrar, if
applicable, to execute such
certificates and to make
such representations and
warranties, as the
Depositary may deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or
the distribution of any
dividend or sale or
distribution of rights or
of the proceeds thereof or
the delivery of any
Deposited Securities until
such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  The
Depositary will provide the
Company upon its written
request with copies of any
such proofs, other
information and certifi-
cates which it receives
unless such disclosure is
prohibited by law.

            7.	CHARGES OF
DEPOSITARY.



            The Company will
pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary
and those of any Registrar
only in accordance with
agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary will present its
statement for such charges
and expenses to the Company
once every three months.
The charges and expenses of
the Custodian are for the
sole account of the
Depositary.



            The following
charges will be incurred by
any party depositing or
withdrawing Shares or by
any party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company or
an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of
the Deposit Agreement),
whichever applicable:  (1)
taxes and other
governmental charges, (2)
such registration fees as
may from time to time be in
effect for the registration
of transfers of Shares
generally on the Share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
under the Deposit
Agreement, (3) such cable,
telex and facsimile
transmission expenses as
are expressly provided in
the Deposit Agreement, (4)
such expenses as are
incurred by the Depositary
in the conversion of
foreign currency pursuant
to Section 4.5 of the
Deposit Agreement, (5) a
fee of $5.00 or less per
100 American Depositary
Shares (or portion thereof)
for the execution and
delivery of Receipts
pursuant to Section 2.3,
4.3 or 4.4 of the Deposit
Agreement and the surrender
of Receipts pursuant to
Section 2.5 or 6.2 of the
Deposit Agreement, (6) a
fee of $.02 or less per
American Depositary Share
for any cash distribution
made pursuant to the
Deposit Agreement
including, but not limited
to, Sections 4.1 through
4.4 thereof, (7) a fee for
the distribution of
securities pursuant to Sec-
tion 4.2 of the Deposit
Agreement, such fee being
in an amount equal to the
fee for the execution and
delivery of American
Depositary Shares referred
to above which would have
been charged as a result of
the deposit of such
securities (for purposes of
this clause 7 treating all
such securities as if they
were Shares) but which
securities are instead
distributed by the
Depositary to Owners, and
(8) any other charges
payable by the Depositary,
any of the Depositary's
agents, including the
Custodian, or the agents of
the Depositary's agents in
connection with the
servicing of Shares or
other Deposited Securities
(which charge shall be
assessed against Owners as
of the date or dates set by
the Depositary in
accordance with Article 15
hereof and Section 4.6 of
the Deposit Agreement and
shall be collected at the
sole discretion of the
Depositary by billing such
Owners for such charge or
by deducting such charge
from one or more cash
dividends or other cash
distributions).

            The Depositary,
subject to Article 8
hereof, may own and deal in
any class of securities of
the Company and its
affiliates and in Receipts.

            8.	PRE-RELEASE
OF RECEIPTS.



            Unless requested
in writing by the Company
to cease doing so, the
Depositary may,
notwithstanding Section 2.3
of the Deposit Agreement,
execute and deliver
Receipts prior to the
receipt of Shares pursuant
to Section 2.2 of the
Deposit Agreement (a "Pre-
Release").  The Depositary
may, pursuant to Section
2.5 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of Receipts
which have been Pre-
Released, whether or not
such cancellation is prior
to the termination of such
Pre-Release or the
Depositary knows that such
Receipt has been Pre-
Released.  The Depositary
may receive Receipts in
lieu of Shares in
satisfaction of a Pre-
Release.  Each Pre-Release
will be (a) preceded or
accompanied by a written
representation from the
person to whom Receipts or
Shares are to be delivered
that such person, or its
customer, (i) beneficially
owns the Shares or Receipts
to be remitted, as the case
may be, (ii) assigns all
beneficial rights, title
and interest in such Shares
or Receipts, as the case
may be, to the Depositary
in its capacity as such and
for the benefit of the
Owners or Beneficial
Owners, and (iii) will not
take any action with
respect to such Shares or
Receipts, as the case may
be, that is inconsistent
with the transfer of
beneficial ownership
(including, without the
consent of the Depositary,
disposing of such Shares or
Receipts, as the case may
be, other than in
satisfaction of such
Pre-Release), (b) at all
times fully collateralized
with cash or such other
collateral as the
Depositary deems
appropriate, (c) terminable
by the Depositary on not
more than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number of
American Depositary Shares
which are outstanding at
any time as a result of
Pre-Releases will not
normally exceed thirty
percent (30%) of the Shares
deposited under the Deposit
Agreement; provided,
however, that the
Depositary reserves the
right to change or
disregard such limit from
time to time as it deems
reasonably appropriate. For
purposes of enabling the
Depositary to fulfill its
obligations to the Owners
under the Deposit
Agreement, the collateral
referred to in clause (b)
above shall be held by the
Depositary as security for
the performance of the Pre-
Release's obligations to
the Depositary in
connection with a Pre-
Release transaction,
including the Pre-
Releasee's obligation to
deliver Shares or Receipts
upon termination of a Pre-
Release transaction (and
shall not, for the
avoidance of doubt,
constitute Deposited
Securities under the
Deposit Agreement).

            The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.

            9.	TITLE TO
RECEIPTS.

            It is a condition
of this Receipt, and every
successive Owner and
Beneficial Owner hereof by
accepting or holding the
same consents and agrees,
that title to this Receipt
(and to the American
Depositary Shares evidenced
hereby), when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable
by delivery with the same
effect as in the case of a
negotiable instrument in
accordance with the laws of
the State of New York;
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the Owner of this
Receipt as the absolute
owner hereof for the
purpose of determining the
person entitled to
distribution of dividends
or other distributions or
to any notice provided for
in the Deposit Agreement
and for all other purposes
and neither the Depositary
nor the Company shall have
any obligation or be
subject to any liability
under this Deposit
Agreement to any holder of
a Receipt unless such
holder is the Owner
thereof.

            10.	VALIDITY OF
RECEIPT.

            This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for any
purpose, unless this
Receipt shall have been
executed by the Depositary
by the manual signature of
a duly authorized signatory
of the Depositary;
provided, however, that
such signature may be a
facsimile, if a Registrar
for the Receipts shall have
been appointed and such
Receipt is countersigned by
the manual signature of a
duly authorized officer of
such Registrar.



            11.	REPORTS;
INSPECTION OF TRANSFER
BOOKS.  The Company is
subject to the periodic
reporting requirements of
the Securities Exchange Act
of 1934 and, accordingly,
files certain reports with
the Commission.  Such
reports will be available
for inspection and copying
by Owners and Beneficial
Owners of Receipts at the
public reference facilities
maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

            The Depositary
will make available for
inspection by Owners at its
Corporate Trust Office any
reports and communications,
including any proxy
solicitation material,
received from the Company
which are both (a) received
by the Depositary as the
holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also
send to Owners copies of
such reports and
communications when fur-
nished by the Company as
provided in the Deposit
Agreement.  Any such
reports and communications,
including any such proxy
solicitation material,
furnished to the Depositary
by the Company will be
furnished in English, to
the extent such materials
are required to be
translated into English
pursuant to any regulations
of the Commission.

            The Depositary
will keep books at its
Corporate Trust Office for
the registration of
Receipts and transfer of
Receipts which at all
reasonable times will be
open for inspection by the
Owners, provided that such
inspection shall not be for
the purpose of
communicating with Owners
in the interest of a
business or object other
than the business of the
Company or a matter related
to the Deposit Agreement or
the Receipts.

            12.	DIVIDENDS
AND DISTRIBUTIONS.



            Whenever the
Depositary receives any
cash dividend or other cash
distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in foreign
currency can in the
judgment of the Depositary
be converted on a
reasonable basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert
such dividend or
distribution into dollars
and will distribute the
amount thus received (net
of the fees and expenses of
the Depositary as provided
in Article 7 hereof and
Section 5.9 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto;
provided, however, that in
the event that the Company
or the Depositary is
required to withhold and
does withhold from any cash
dividend or other cash
distribution in respect of
any Deposited Securities an
amount on account of taxes
or other governmental
charges, the amount dis-
tributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

            Subject to the
provisions of Sections 4.11
and 5.9 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.1, 4.3 or 4.4 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto, after
deduction or upon payment
of any fees and expenses of
the Depositary or any taxes
or other governmental
charges, in proportion to
the number of American
Depositary Shares repre-
senting such Deposited
Securities held by them
respectively, in any manner
that the Depositary, after
consultation with the
Company, may deem equitable
and practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason
(including, but not limited
to, any requirement that
the Company or the
Depositary withhold an
amount on account of taxes
or other governmental
charges or that such
securities must be
registered under the
Securities Act of 1933 in
order to be distributed to
Owners or Beneficial
Owners) the Depositary
deems such distribution not
to be feasible, the
Depositary may, after
consultation with the
Company, adopt such method
as it may deem equitable
and practicable for the
purpose of effecting such
distribution, including,
but not limited to, the
public or private sale of
the securities or property
thus received, or any part
thereof, and the net
proceeds of any such sale
(net of the fees and
expenses of the Depositary
as provided in Article 7
hereof and Section 5.9 of
the Deposit Agreement) will
be distributed by the
Depositary to the Owners of
Receipts entitled thereto,
all in the manner and
subject to the conditions
described in Section 4.1 of
the Deposit Agreement.



            If any
distribution consists of a
dividend in, or free
distribution of, Shares,
the Depositary may, upon
prior consultation with and
the approval of the Company
and will, if the Company so
requests, distribute to the
Owners of outstanding
Receipts entitled thereto,
additional Receipts
evidencing an aggregate
number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution, subject to
the terms and conditions of
the Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts,
including the withholding
of any tax or other
governmental charge as
provided in Section 4.11 of
the Deposit Agreement and
the payment of the fees and
expenses of the Depositary
as provided in Article 7
hereof and Section 5.9 of
the Deposit Agreement.  The
Depositary may withhold any
such distribution of
Receipts if it has not
received satisfactory
assurances from the Company
that such distribution does
not require registration
under the Securities Act or
is exempt from registration
under the provisions of
such Act.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the Depositary
will sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, all in the manner
and subject to the
conditions described in
Section 4.1 of the Deposit
Agreement.  If additional
Receipts are not so distri-
buted, each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.



            In the event that
the Company declares a
dividend or other
distribution without
payment of any subscription
price on Deposited
Securities payable in
Shares or cash at the
election of each holder of
Shares, the Depositary may
and, at the request of the
Company, shall make such
option available to any
Owner to whom it determines
the granting of such option
to be lawful and feasible.
If such option is made
available to the Owners,
the Depositary shall mail
to the Owners a notice, the
form of which shall be in
the sole discretion of the
Depositary, which shall
contain (a) such
information as is contained
in the notice received by
the Depositary from the
Company and (b) a statement
that each of the Owners as
of the close of business on
a specified date will be
entitled, subject to any
applicable provisions of
French law, the statuts of
the Company or the
instruments governing such
dividend or distribution,
to instruct the Depositary
as to the manner in which
such Owner elects to
receive such dividend or
distribution.  Upon the
written request of an Owner
on such record date,
received on or before the
date established by the
Depositary for such pur-
pose, the Depositary shall
endeavor, insofar as
practicable to make the
election in accordance with
the instructions set forth
in such request, and to
distribute cash or Shares,
as the case may be, in
accordance with the terms
of Section 4.1 or
Section 4.3 of the Deposit
Agreement, respectively, to
the Owners entitled
thereto.  If the Depositary
does not receive timely
instructions from any Owner
as to such Owner's
election, the Depositary
shall make no election with
respect to the Deposited
Securities represented by
such Owner's American
Depositary Shares and shall
distribute such Shares or
cash as it receives, if
any, in respect of such
Deposited Securities in
accordance with the terms
of Section 4.1 or
Section 4.3 of the Deposit
Agreement, respectively, to
the Owners entitled
thereto.

            In the event that
the Depositary determines
that any distribution in
property (including Shares
and rights to subscribe
therefor) is subject to any
tax or other governmental
charge which the Depositary
is obligated to withhold,
the Depositary may by
public or private sale
dispose of all or a portion
of such property (including
Shares and rights to
subscribe therefor) in such
amounts and in such manner
as the Depositary deems
necessary and practicable
to pay any such taxes or
charges, and the Depositary
shall distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.

            13.	RIGHTS.

            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the
Depositary, after
consultation with the
Company, shall have
discretion as to the
procedure to be followed in
making such rights
available to any Owners or
in disposing of such rights
on behalf of any Owners and
making the net proceeds
available in Dollars to
such Owners.  If by the
terms of such rights
offering or for any other
reason, the Depositary may
not either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners,
then the Depositary shall
allow the rights to lapse.
If at the time of the
offering of any rights the
Depositary determines in
its discretion that it is
lawful and feasible to make
such rights available to
all or certain Owners but
not to other Owners, the
Depositary may, and at the
request of the Company
shall, distribute to any
Owner to whom it determines
the distribution to be
lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner,
warrants or other
instruments therefor in
such form as it deems
appropriate.


            In circumstances
in which rights would
otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order
to exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the
Depositary will make such
rights available to such
Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as
the Company has determined
in its sole discretion are
reasonably required under
applicable law.

            If the Depositary
has distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such Owner
to exercise such rights,
upon payment by such Owner
to the Depositary for the
account of such Owner of an
amount equal to the
purchase price of the
Shares to be received upon
the exercise of the rights,
and upon payment of the
fees and expenses of the
Depositary and any other
charges as set forth in
such warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights
and purchase the Shares,
and the Company shall cause
the Shares so purchased to
be delivered to the
Depositary on behalf of
such Owner.  As agent for
such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.2 of
the Deposit Agreement, and
shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and
deliver Receipts to such
Owner.  In the case of a
distribution pursuant to
the second paragraph of
this Article 13, such
Receipts shall be legended
in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit,
cancellation, and transfer
under such laws.



            If the Depositary
determines in its
discretion that it is not
lawful and feasible to make
such rights available to
all or certain Owners, it
may sell the rights,
warrants or other
instruments in proportion
to the number of American
Depositary Shares held by
the Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds
of such sales (net of the
fees and expenses of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges
payable in connection with
such rights and subject to
the terms and conditions of
the Deposit Agreement) for
the account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  Such proceeds
shall be distributed in
accordance with Section 4.1
of the Deposit Agreement.

            The Depositary
will not offer rights to
Owners unless both the
rights and the securities
to which such rights relate
are either exempt from
registration under the
Securities Act of 1933 with
respect to a distribution
to all Owners or are
registered under the
provisions of such Act;
provided, that nothing in
the Deposit Agreement shall
create any obligation on
the part of the Company to
file a registration
statement with respect to
such rights or underlying
securities or to endeavor
to have such a registration
statement declared
effective.  If an Owner of
Receipts requests the
distribution of warrants or
other instruments, notwith-
standing that there has
been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it
has received an opinion
from recognized counsel in
the United States for the
Company upon which the
Depositary may rely that
such distribution to such
Owner is exempt from such
registration requirements,
it being understood that
the Company shall have no
obligation to furnish any
such opinion.

            The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any
Owner in particular.

            Notwithstanding
any other term of the
Deposit Agreement, the
Company shall have no
obligation to prepare and
file a registration
statement for any purpose.

            14.	CONVERSION
OF FOREIGN CURRENCY.



            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of divi-
dends or other dis-
tributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time
of the receipt thereof the
foreign currency so
received can in the
judgment of the Depositary
be converted on a reason-
able basis into Dollars and
the resulting Dollars
transferred to the United
States, the Depositary will
convert or cause to be con-
verted, by sale or in any
other manner that it may
determine in accordance
with applicable law, such
foreign currency into
Dollars, and such Dollars
will be distributed to the
Owners entitled thereto or,
if the Depositary shall
have distributed any
warrants or other
instruments which entitle
the holders thereof to such
Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any
expenses of conversion into
Dollars incurred by the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.

            If such
conversion or distribution
can be effected only with
the approval or license of
any government or agency
thereof, the Depositary
will file such application
for approval or license, if
any, as it may deem
desirable, provided,
however, that the Company
shall not be obligated to
make any such filing.

            If at any time
the Depositary determines
that in its judgment any
foreign currency received
by the Depositary or the
Custodian is not
convertible on a reasonable
basis into Dollars trans-
ferable to the United
States, or if any approval
or license of any
government or agency
thereof which is required
for such conversion is
denied or in the opinion of
the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a
reasonable period as
determined by the
Depositary, the Depositary
may distribute the foreign
currency (or an appropriate
document evidencing the
right to receive such
foreign currency) received
by the Depositary to, or in
its discretion may hold
such foreign currency
uninvested and without
liability for interest
thereon for the respective
accounts of, the Owners
entitled to receive the
same.

            If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some of
the Owners entitled
thereto, the Depositary may
in its discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of
the foreign currency
received by the Depositary
to, or hold, such balance
uninvested and without
liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.


            15.	FIXING OF
RECORD DATE.

            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued, with
respect to the Deposited
Securities, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change
in the number of Shares
that are represented by
each American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the Depositary will fix a
record date, after
consultation with and with
the prior approval of the
Company, when practicable,
which will be, to the
extent practicable, the
same as the corresponding
record date for the Shares
(a) for the determination
of the Owners who shall be
(i) entitled to receive
such dividend, distribution
or rights, or the net
proceeds of the sale
thereof, (ii) entitled to
give instructions for the
exercise of voting rights
at any such meeting, or
(iii) obligated to pay any
charges in connection with
the servicing of the Shares
or other Deposited
Securities, or (b) on or
after which each American
Depositary Share will
represent the changed
number of Shares, subject
to the provisions of the
Deposit Agreement.

            16.	VOTING OF
DEPOSITED SECURITIES.



            The Depositary
shall, as soon as
practicable after receipt
by the Depositary of a
notice of any meeting of
holders of Shares or other
Deposited Securities sent
by the Company at least 30
days prior to the date of
such meeting, mail to the
Owners (i) a summary in
English or an English
version of the notice of
such meeting sent by the
Company to the Depositary
pursuant to Section 5.6 of
the Deposit Agreement, (ii)
a statement in a form
provided by the Company
that the Owners and
Beneficial Owners as of the
close of business on a
record date established by
the Depositary pursuant to
Article 15 hereof and
Section 4.6 of the Deposit
Agreement ("Voters") will
be entitled, subject to any
applicable provisions of
French law, the statuts of
the Company and the
Deposited Securities (which
provisions, if any, will be
summarized in pertinent
part in such statement), to
exercise the voting rights,
if any, pertaining to the
Shares or other Deposited
Securities represented by
such Owners American
Depositary Shares, (iii)
summaries in English of any
materials or other
documents provided by the
Company for the purpose of
enabling Voters who are
Owners to exercise such
voting rights, by means of
voting by mail (formulaire
de vote par correspondance)
or by proxy (formulaire de
vote par procuration) or
otherwise and (iv) a voting
instruction card (which may
include a  formulaire de
vote par correspondance or
par procuration (when
applicable) and all other
information, authorizations
and certifications required
under French law to vote
Shares in registered form
and Shares in bearer form)
to be prepared by the
Depositary and the Company
(a "Voting Instruction
Card") (including a
statement as to the manner
in which Shares with
respect to which the
Depositary receives an
incomplete Voting
Instruction Card will be
voted) and setting forth
the date established by the
Depositary for the receipt
of such Voting Instruction
Card (the "Receipt Date").
Voting instructions may be
given only in respect of a
number of American
Depositary Shares
representing an integral
number of Shares. In
addition, a precondition
for exercising any voting
rights with respect to any
holders of American
Depositary Shares who are
not Owners of the Receipts
evidencing such American
Depositary Shares on the
books of the Depositary is
that such holders arrange
for deposit in a blocked
account established for
such purpose of the
relevant number of American
Depositary Shares for a
period to commence on a
date to be fixed by the
Depositary (which date will
be at least five days prior
to the date of the
shareholders' meeting)
until the completion of
such meeting (the "Blocked
Period").  The Depositary
shall use its best efforts
to implement and maintain
procedures to allow for
blocking of American
Depositary Shares as
contemplated by the
previous sentence.  Owners
exercising voting rights
who hold certificated
Receipts will also be
required to instruct the
Depositary not to transfer
such Receipts, and the
Depositary shall not
transfer such Receipts,
during the Blocked Period.



            The parties
hereto acknowledge that,
under French company law
and the Companys statuts,
a precondition for
exercising any voting
rights is that, in the case
of a holder of Shares in
registered form, such
holder be registered in the
share register of the
Company at least five days
prior to the date of the
stockholders meeting or,
in the case of a holder of
Shares in bearer form, such
holder shall request its
accredited financial
intermediary (intermediare
financier habilite) to
issue a certificat
dimmobilisation de titres
au porteur for such Shares
evidencing the
immobilization of its
shares until the time fixed
for such meeting, at least
five days prior to the date
of the meeting.

            Upon receipt by
the Depositary of a
properly completed Voting
Instruction Card on or
before the Receipt Date and
provided such Voter has
(i) become, on or before
the Receipt Date and has
remained until the Receipt
Date, the Owner on the
books of the Depositary of
the American Depositary
Shares corresponding to the
Shares in respect of which
such Voting Instruction
Card is provided, or
(ii) has arranged for
deposit in a blocked
account of the relevant
American Depositary Shares
for the relevant period,
the Depositary will either,
in its discretion, vote
such Deposited Securities,
in accordance with the
Voting Instruction Card or
forward such instructions
to the Custodian, and the
Custodian will endeavor,
insofar as practicable and
permitted under any
applicable provisions of
French law, the statuts of
the Company and the
Deposited Securities, to
vote or cause to be voted
the Deposited Securities in
accordance with any
instructions set forth in
the Voting Instruction
Card.  The Depositary will
not vote or attempt to
exercise the right to vote
that attaches to the Shares
or other Deposited
Securities other than in
accordance with such
instructions or in
accordance with the
statement under (iv) above
in the first paragraph of
this Article 16 as to the
manner in which Shares with
respect to which the
Depositary receives an
incomplete Voting Instruc-
tion Card or receives a
blank proxy will be voted.
The parties hereto
acknowledge that, under
French company law,
shareholders at ordinary
and extraordinary
shareholders meetings may
modify the resolutions
presented by the Board of
Directors to the
shareholders for their
approval.  In such case,
Voters will be deemed to
have voted against the
modified resolution.

            Notwithstanding
anything in this Article or
Section 4.7 of the Deposit
Agreement to the contrary,
the Depositary and the
Company may modify, amend
or adopt additional voting
procedures from time to
time as they determine may
be necessary or appropriate
(which modifications,
amendments or additional
procedures may not be
applicable to Shares).



            17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In circumstances
where the provisions of
Section 4.3 of the Deposit
Agreement do not apply,
upon any change in nominal
value, change in par value,
split-up, consolidation, or
any other reclassification
of Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is a
party, any securities which
shall be received by the
Depositary or a Custodian
in exchange for or in
conversion of or in respect
of Deposited Securities
shall be treated as new
Deposited Securities under
the Deposit Agreement, and
each American Depositary
Share shall thenceforth
represent the right to
receive a proportional
interest in the Deposited
Securities so received,
unless additional Receipts
are delivered pursuant to
the following sentence.  In
any such case the
Depositary may, and shall
if the Company so requests,
execute and deliver
additional Receipts as in
the case of a distribution
in Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.

            18.	LIABILITY OF
THE COMPANY AND THE
DEPOSITARY.





            Neither the
Depositary nor the Company
nor any of their respective
directors, employees,
agents or affiliates shall
incur any liability to any
Owner or Beneficial Owner
of any Receipt if by reason
of any provision of any
present or future law or
regulation of the United
States, The Republic of
France or any other
country, or of any other
governmental or regulatory
authority or stock
exchange, or by reason of
any provision, present or
future, of the statuts of
the Company, or by reason
of any provision of any
securities issued or
distributed by the Company,
or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented, delayed
or forbidden from, or be
subject to any civil or
criminal penalty on account
of, doing or performing any
act or thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is provided
shall be done or performed;
nor shall the Depositary or
the Company or any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of a
Receipt by reason of any
non-performance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be
done or performed, or by
reason of any exercise of,
or failure to exercise, any
discretion provided for in
the Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Sections 4.1, 4.2, 4.3 of
the Deposit Agreement, or
an offering or distribution
pursuant to Section 4.4 of
the Deposit Agreement, or
for any other reason, such
distribution or offering
may not be made available
to Owners of Receipts, and
the Depositary may not
dispose of such distribu-
tion or offering on behalf
of such Owners and make the
net proceeds available to
such Owners, then the
Depositary shall not make
such distribution or
offering, and shall allow
any rights, if applicable,
to lapse.  Neither the
Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of
Receipts, except that they
agree to perform their
obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
The Depositary shall not be
subject to any liability
with respect to the
validity or worth of the
Deposited Securities.
Neither the Depositary nor
the Company shall be under
any obligation to appear
in, prosecute or defend any
action, suit, or other
proceeding in respect of
any Deposited Securities or
in respect of the Receipts,
which in its opinion may
involve it in expense or
liability, unless indemnity
satisfactory to it against
all expense and liability
shall be furnished as often
as may be required, and the
Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable for
any action or non-action by
it in reliance upon the
advice of or information
from legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it in
good faith to be competent
to give such advice or
information.  The
Depositary shall not be
responsible for any failure
to carry out any
instructions to vote any of
the Deposited Securities,
or for the manner in which
any such vote is cast or
the effect of any such
vote, provided that any
such action or non-action
is in good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a
successor depositary
whether in connection with
a previous act or omission
of the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary, provided
that in connection with the
issue out of which such
potential liability arises,
the Depositary performed
its obligations without
negligence or bad faith
while it acted as
Depositary.

            The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and
affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the reasonable fees and
expenses of counsel) which
may arise out of any
registration with the
Commission of Receipts,
American Depositary Shares
or Deposited Securities or
the offer or sale thereof
in the United States, or
out of acts performed or
omitted, in accordance with
the provisions of the
Deposit Agreement and of
the Receipts, as the same
may be amended, modified,
or supplemented from time
to time, (i) by either the
Depositary or a Custodian
or their respective
directors, employees,
agents and affiliates,
except for any liability or
expense arising out of the
negligence or bad faith of
any of them, and except to
the extent that such
liability or expense arises
out of information relating
to the Depositary or the
Custodian, as applicable,
furnished in writing to the
Company by the Depositary
or the Custodian, as
applicable, expressly for
use in any registration
statement, proxy statement,
prospectus (or placement
memorandum) or preliminary
prospectus (or preliminary
placement memorandum)
relating to the Shares
represented by the American
Depositary Shares or
omissions from such
information, or (ii) by the
Company or any of its
directors, employees,
agents and affiliates.



            The indemnities
contained in the preceding
paragraph shall not extend
to any liability or expense
which may arise out of any
Pre-Release (as defined in
Article 8 hereof and
Section 2.9 of the Deposit
Agreement) to the extent
that any such liability or
expense arises in
connection with (a) any
United States Federal,
state or local income tax
laws,(b) the failure of the
Depositary to deliver
Deposited Securities when
required under the terms of
Section 2.5 of the Deposit
Agreement or (c) the non-
performance by the
Depositary or any Custodian
of any obligations relating
to any Pre-Release under
Article 8 hereof and
Section 2.9 of the Deposit
Agreement or any other
agreement between the
Depositary and the Company
relating to Pre-Release.
However, the indemnities
contained in the preceding
paragraph shall apply to
any liability or expense
which may arise out of any
misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement,
proxy statement, prospectus
(or placement memorandum)
or preliminary prospectus
(or preliminary placement
memorandum) relating to the
offer or sale of American
Depositary Shares, except
to the extent any such
liability or expense arises
out of (i) information
relating to the Depositary
or any Custodian, as
applicable, furnished in
writing to the Company (and
not materially changed or
altered) by the Depositary
or any Custodian, as
applicable, expressly for
use in any of the foregoing
documents, or (ii) if such
information is provided,
the failure to state a
material fact necessary to
make the information
provided not misleading.

            No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision
of the Deposit Agreement.

            19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY;
	SUBSTITUTION AND
ADDITION OF CUSTODIAN.

            The Depositary
may at any time resign as
Depositary under the
Deposit Agreement by
written notice of its
election to do so delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and
its acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time
be removed by the Company
by written notice of such
removal, effective upon the
appointment of a successor
depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.

            Whenever the
Depositary in its
discretion determines that
it is in the best interest
of the Owners to do so, it
may appoint a substitute or
additional custodian or
custodians.

            20.	AMENDMENT OF
THE DEPOSIT AGREEMENT AND
RECEIPTS.



            The form of the
Receipts and any provisions
of the Deposit Agreement
may at any time and from
time to time be amended by
agreement between the
Company and the Depositary
without the consent of
Owners or Beneficial Owners
of Receipts in any respect
which they may deem
necessary or desirable.
Any amendment which shall
impose or increase any fees
or charges (other than
taxes and other
governmental charges,
registration fees, cable,
telex or facsimile
transmission costs,
delivery costs or other
such expenses), or which
shall otherwise prejudice
any substantial existing
right of Owners of
Receipts, shall, however,
not become effective as to
outstanding Receipts until
the expiration of 90 days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.
Every Owner of a Receipt,
at the time any amendment
so becomes effective shall
be deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement as
amended thereby.  In no
event shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities repre-
sented thereby, except in
order to comply with
mandatory provisions of
applicable law.

            21.	TERMINATION
OF THE DEPOSIT AGREEMENT.



            The Depositary
at, any time at the
direction of the Company,
shall terminate the Deposit
Agreement by mailing notice
of such termination to the
Owners of all Receipts then
outstanding at least 30
days prior to the date
fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of
all Receipts then
outstanding, if at any time
30 days shall have expired
after the Depositary shall
have delivered to the
Company a written notice of
its election to resign and
a successor depositary
shall not have been
appointed and accepted its
appointment as provided in
the Deposit Agreement.  On
and after the date of
termination, the Owner of a
Receipt will, upon (a)
surrender of such Receipt
at the Corporate Trust
Office of the Depositary,
(b) payment of the fee of
the Depositary for the
surrender of Receipts
referred to in Section 2.5
of the Deposit Agreement,
and (c) payment of any
applicable taxes or
governmental charges, be
entitled to delivery, to
him or upon his order, of
the amount of Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall remain outstanding
after the date of
termination, the Depositary
thereafter will discontinue
the registration of
transfers of Receipts, will
suspend the distribution of
dividends to the Owners
thereof, and will not give
any further notices or
perform any further acts
under the Deposit
Agreement, except that the
Depositary shall continue
to collect dividends and
other distributions
pertaining to Deposited
Securities, shall sell
rights and other property
as provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any dividends
or other distributions
received with respect
thereto and the net
proceeds of the sale of any
rights or other property,
in exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of the Depositary
for the surrender of a
Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and con-
ditions of the Deposit
Agreement, and any
applicable taxes or
governmental charges).  At
any time after the
expiration of one year from
the date of termination,
the Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold uninvested
the net proceeds of any
such sale, together with
any other cash then held by
it thereunder, unsegregated
and without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making
such sale, the Depositary
will be discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary for the
surrender of a Receipt, any
expenses for the account of
the Owner of such Receipt
in accordance with the
terms and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental charges).
Upon the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement
except for its obligations
to the Depositary with
respect to indemnification,
charges, and expenses.

            22.	SUBMISSION
TO JURISDICTION

            In the Deposit
Agreement, the Company has
(i)   appointed T.J. Smith,
GEC Alsthom, Inc.,
4 Skyline Drive, Hawthorne,
NY 10532-2162, in the State
of New York, as the
Company's authorized agent
upon which process may be
served in any suit or
proceeding arising out of
or relating to the Shares
or Deposited Securities,
the American Depositary
Shares, the Receipts or
this Agreement, (ii)
consented and submitted to
the jurisdiction of any
state or federal court in
the State of New York in
which any such suit or
proceeding may be
instituted, and (iii)
agreed that service of
process upon said
authorized agent shall be
deemed in every respect
effective service of
process upon the Company in
any such suit or
proceeding.



            23.	DISCLOSURE
OF INTERESTS.

            Notwithstanding
any other provision of the
Deposit Agreement or this
Receipt, each Owner and
holder agrees, and the
Depositary agrees, to
comply with the Company's
statuts, as they may be
amended from time to time,
and the laws of The
Republic of France with
respect to the disclosure
requirements regarding
ownership of Shares, all as
if the Receipts were the
Shares represented thereby.
As of the date of the
Deposit Agreement, such
disclosure requirements are
as follows:

            Pursuant to
French law and the
Company's statuts, any
person or entity that
becomes the owner, directly
or indirectly, alone or in
concert with other persons,
of more than one-twentieth,
one-tenth, one-fifth, one-
third, one-half or two-
thirds of the share capital
or voting rights of the
Company (or securities or
voting rights representing
Shares (which includes
American Depositary
Shares)), as discussed
below in this Article 23,
must so notify the Company
by registered letter within
15 calendar days, and the
Conseil des Marches
Financiers within five
trading days, of the date
such threshold has been
crossed, of the number of
Shares it holds and the
voting rights attached
thereto.  A holder of
Shares is also required to
notify the Company and the
Conseil des Marches
Financiers if the
percentage of Shares or
voting rights owned by such
holder falls below the
levels described in the
previous sentence.  In
order to permit holders of
Shares or voting rights to
give the notice required by
law, the Company is
obligated to publish with
the Bulletin des Annonces
Legales Obligatoires
("BALO") and with the
Conseil des Marches
Financiers, within 15
calendar days of the
Company's annual ordinary
general meeting,
information with respect to
the total number of votes
available as of the date of
such meeting (and, in
addition, the Company
agrees to give such notice
in English to the
Depositary).  In addition,
if the number of available
votes changes by 5% or more
between two ordinary
general meetings, the
Company is required to
publish in the BALO, and to
file with the Conseil des
Marches Financiers within
15 calendar days of such
change, a notification of
the number of votes then
available.




            In the event that
an Owner or Beneficial
Owner fails to comply with
the requirements set forth
in the preceding paragraph,
such Owner or Beneficial
Owner shall not be
permitted to exercise
voting rights with respect
to any Shares or securities
representing Shares
exceeding the above-
referenced thresholds as to
which any required
disclosure (as set forth in
the preceding paragraph)
has not been made until the
end of a two-year period
following the date on which
such Owner or Beneficial
Owner has complied with
such disclosure
requirement.  In addition,
a French court may, under
certain circumstances,
eliminate all or part of
the voting rights of such
Owner or Beneficial Owner
for a period not to exceed
five years, and such Owner
or Beneficial Owner may be
subject to criminal
penalties.

            In addition, the
Companys statuts, as in
effect as of the date
hereof, provide that any
shareholder who directly or
indirectly, acting alone or
in concert with others,
acquires ownership or
control of Shares
representing 0.5% or any
multiple thereof of the
Companys share capital, or
whose shareholding falls
below any such limit, must
inform the Company, within
15 days of the crossing of
the relevant threshold, of
the number of Shares then
owned by such shareholder.
Failure to comply with
these notification
requirements results in the
Shares in excess of the
relevant threshold being
deprived of voting rights
for all shareholder
meetings if requested by
one or more shareholders
holding Shares representing
at least 3% of the
Company's share capital or
voting rights until the end
of a two-year period
following the date on which
the owner thereof has
complied with such
notification requirements.

            The above
provisions relating to
Shares or voting rights
held by a person or an
entity also apply to (i)
Shares or voting rights
held by another person or
entity on behalf of such
person or entity, (ii)
Shares or voting rights
held by any company which
is directly or indirectly
controlled by such person
or entity, (iii) Shares or
voting rights held by a
third party acting in
concert with such person or
entity or (iv) Shares or
voting rights that such
person or entity, or any
person or entity referred
to in (i), (ii) or (iii)
above, is entitled to
acquire at its sole option
by virtue of an agreement.



            In order to
facilitate compliance with
the notification
requirements, an Owner or
Beneficial Owner may
deliver any notification to
the Depositary with respect
to Shares represented by
American Depositary Shares
evidenced by Receipts, and
the Depositary shall, as
soon as practicable,
forward such notification
to the Company and, if
applicable, the Conseil des
Marches Financiers or any
other authorities in The
Republic of France.

            The Depositary
agrees to furnish to the
Company upon request a list
of the names, addresses,
and holdings of American
Depositary Shares by all
persons in whose names
receipts are registered on
the books of the Depositary
maintained for such
purpose, in accordance with
this Article and
Section 4.10 of the Deposit
Agreement.




NY12529: 258523.7


NY12529: 258523.7
	A-4